                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 12, 2002

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Nevada                             333-38975-02                   88-0387073
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

       The following exhibit is furnished herewith:

       21 Monthly Servicer's Certificate issued on March 12, 2002 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to
               Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of February 1, 2002 through February 28, 2002.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ADVANTA BUSINESS SERVICES CORP.,
                                                As Registrant

                                                By     /s/ MARK SHAPIRO
                                                       -------------------------

                                                Name:  Mark Shapiro
                                                Title: Assistant Treasurer

Dated: March 12, 2002

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADVANTA LEASING RECEIVABLES CORP. IV,
                                           As Registrant

                                           By      /s/ MARK SHAPIRO
                                                  ------------------------------

                                           Name:  Mark Shapiro
                                           Title:  Treasurer

Dated: March 12, 2002

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADVANTA LEASING RECEIVABLES CORP. V,
                                           As Registrant

                                           By     /s/ MARK SHAPIRO
                                                  ------------------------------

                                           Name:  Mark Shapiro
                                           Title:  Treasurer

Dated: March 12, 2002

                                  Exhibit Index

Exhibit No.                                                                                      Page
-----------                                                                                      ----

       21.1    Monthly Servicer's Certificate dated  March 12, 2002 prepared by the
               Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1 Supplement covering the period of February 1,
               2002 through February 28, 2002.
